Reconciliation of statutory federal income tax rate to Company's effective tax rate (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation Of Statutory Federal Income Tax Rate To Company's Effective Tax Rate Loss From Continuing Operations [Line Items]
Tax benefit at federal statutory rate	(34.00%)	(34.00%)	(34.00%)
State income taxes	(5.00%)	(5.00%)	(5.00%)
Permanent differences:
Stock-based compensation	5.70%	7.90%	19.50%
Compensation	0.00%	0.00%	4.10%
Adjustments of deferred tax assets:
True-up adjustment to the net operating loss carry forwards - (for 2011, adjustment principally due to additional proceeds recognized for tax purposes in connection with the earnouts)	(16.00%)	62.10%	(0.80%)
Property and equipment	0.90%	1.30%	0.00%
Impairment of net operating loss carry forward	4.00%	489.70%	0.00%
Other	0.00%	3.80%	0.00%
Increase (decrease) in valuation allowance	44.40%	(525.80%)	16.20%
Effective income tax rate	0.00%	0.00%	0.00%